Exhibit 10.41

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT is entered into as of June 21, 2012 by and between AVIDBANK CORPORATE FINANCE, A DIVISION OF AVIDBANK, a California corporation (“Bank”) and USA TECHNOLOGIES, INC., a Pennsylvania corporation (“Grantor”).

Recitals

Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor (as amended from time to time, the “Loan Agreement”) dated of even date herewith.  Capitalized terms used herein have the meaning assigned in the Loan Agreement.  Bank is willing to make the credit extensions to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in all of Grantor’s right title, and interest in, to and under all of the Collateral whether presently existing or hereafter acquired

Now, Therefore, Grantor agrees as follows:

Agreement

To secure performance of Grantor’s obligations under the Loan Agreement, Grantor grants to Bank a security interest in all of Grantor’s right, title and interest in Grantor’s intellectual property (including without limitation those Copyrights, Patents and Trademarks listed on Exhibits A, B and C hereto), including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits).  This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement.  Each right, power and remedy of Bank provided for herein shall not preclude the simultaneous or later exercise by Bank of any or all other rights, powers or remedies.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

In Witness Whereof, the parties have caused this Intellectual Property Security Agreement to be duly executed as of the first date written above.

Address of Borrower:	USA TECHNOLOGIES, INC.

100 Deerfield Lane, Suite 140	By:	/s/ Stephen P. Herbert
Malvern, PA 19355
Attn: Steve Herbert / David DeMedio	Print Name: STEPHEN P. HERBERT

Title: Chief Executive Officer

Address of Bank:	AVIDBANK CORPORATE FINANCE, A DIVISION OF AVIDBANK

400 Emerson Street	By:	/s/ Jeffrey Javier
Palo Alto, CA 94301
Attn: Mike Hansen / Jeffrey Javier	Title: Sr. Vice President

Exhibit A

Copyrights

Title	Registration Number	Registration Date

NONE

Exhibit B

Patents

Title	Serial/ Patent Number	Application/ Issue Date

An in-vehicle device for wirelessly connecting a vehicle to the internet and for transacting e-commerce and e-business	6,856,820

Apparatus and methods for monitoring and communicating with a plurality of networked vending machines	5,844,808

Card reader assembly	7,690,495

Cashless vending transaction management by a Vend Assist mode of operation	7,076,329

Cashless vending transaction management by a Vend Assist mode of operation	7,464,867

Cashless vending transaction management by a Vend Assist mode of operation	7,131,575 C1

Cashless vending transaction management by a vend assist mode of operation	7,693,602

Communicating interactive digital content between vehicles and internet based data processing resources for the purpose of transacting e-commerce or conducting e-business	6,615,186

Communication interface device for managing wireless data transmission between a vehicle and the internet	7,003,289

Credit and debit card operated vending machine	2,207,603

Credit Card and Bank Issued Debit Card Operated System and Method for Controlling a Prepaid Card Encoding/Dispensing Machine	5,637,845

Credit Card and Bank Issued Debit Card Operated System and Method for Controlling a Prepaid Card Encoding/Dispensing Machine	6,119,934

Credit Card and Bank Issued Debit Card Operated System and Method for Controlling a Vending Machine (as Amended)	6,152,365

Credit Card and Bank Issued Debit Card Operated System and Method for Controlling and Monitoring Access of Computer and Copy Equipment	5,619,024

Dataport	D423,474

Dynamic identification interchange method for exchanging one form of identification for another	6,754,641

Electronic Commerce Terminal Enclosure for a Vending Machine	D428,444

Electronic Commerce Terminal Enclosure for a Vending Machine	D437,890

Electronic Commerce Terminal Enclosure with Brackets	D441,401

Electronic Commerce Terminal Enclosure	D428,047

External power management device with current monitoring precluding shutdown during high current	6,243,626

Laptop Data Port Enclosure	D415,742

Method and Apparatus for Conserving Power Consumed by a Refrigerated Appliance Utilizing Audio Signal Detection	7,286,907

Method and Apparatus for Forming, Packaging, Storing, Displaying and Selling Clothing Articles	6,021,626

Method and Apparatus for Power Management Control of a Compressor-Based Appliance that Reduces Electrical Power Consumption of an Appliance	6,975,926

Method and Apparatus for Power Management Control of a Compressor-Based Appliance that Reduces Electrical Power Consumption of an Appliance	7,200,467

Method of transacting an electronic mail, an electronic commerce, and an electronic business transaction by an electronic commerce terminal operated on a transportation vehicle	6,622,124

Method to obtain customer specific data for public access electronic commerce services	6,606,605

Mounting bracket for mounting a cashless payment terminal to a vending machine	D480,948

Paper guide for a point of sale terminal	D475,750

Point of Sale Terminal Mountable on a Vending Machine	D543,588

Power-conservation based on indoor/outdoor and ambient-light	6,801,836

Power-Conservation System based on Indoor/Outdoor and Ambient-Light	1419425 (European) (validated in Germany, France, the United Kingdom, and Italy)

Power conservation system for computer peripherals	5,477,476

Printer bracket for point of sale terminal	D475,414

Printer bracket for point of sale terminal	D476,036

Refrigerated vending machine exploiting expanded temperature variance during power-conservation mode	2001263356 (Australian)

Refrigerated vending machine exploiting expanded temperature variance during power-conservation mode	234363 (Mexican)

Refrigerated vending machine exploiting expanded temperature variance during power-conservation mode	6,389,822

Refrigerated vending machine exploiting expanded temperature variance during power-conservation mode	6,581,396

Refrigerated vending machine exploiting expanded temperature variance during power-conservation mode	6,898,942

Refrigerated vending machine exploiting expanded temperature variance during power-conservation mode	6,931,869

Sign Holder	D418,878

System and method for locally authorizing cashless transactions at point of sale	7,630,939

System and Method for Networking and Controlling Vending Machines	6,056,194

System and Method for Networking and Controlling Vending Machines	6,321,985

System for Providing Remote Audit, Cashless Payment, and Interactive Transaction Capabilities in a Vending Machine (Stitch)	6,505,095

Temperature controller for a refrigerated vending machine	2,409,228 (Canadian)

Transacting E-commerce and Conducting E-business Related to Identifying and Procuring Automotive Service and Vehicle Replacement Parts (Stitch)	6,389,337

Transceiver base unit	D478,577

Universal interactive advertising and payment system for public access electronic commerce and business related products and services	6,609,102

Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,604,085

Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,601,038

Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,604,086

Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,601,037

Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,611,810

Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,606,602

Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,601,039

Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,604,087

Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,615,183

Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,601,040

Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,609,103

Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,629,080

Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	7,089,209

Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,643,623

Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,684,197

Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,807,532

Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,763,336

Universal interactive advertising and payment system for public access electronic commerce and business related products and services	2,291,015 (Canadian)

User interface bracket for a point of sale terminal	D475,751

User interface bracket for a point of sale terminal	D476,037

Vehicle related wireless scientific instrumentation telematics	6,895,310

Vehicle related wireless scientific instrumentation telematics	6,853,894

Vending machine cashless payment terminal	D477,030

Wireless system for communicating cashless vending transaction data and vending machine audit data to remote locations	7,593,897

Wireless Vehicle Diagnostics Device and Method with Service and Part Determination Capabilities (as amended)	7,502,672

Method of constructing a digital content play list for transmission and presentation on a public access electronic terminal	7,805,338

Method and apparatus for conserving power consumed by a vending machine utilizing audio signal detection	7,856,289

Cashless transaction payment module	7,865,430

Exhibit C

Trademarks

Description	Serial / Registration Number	Application/Registration Date
Blue Light Sequence®

CM2iQ®

EnergyMiser®

ePort®

ePort Connect®

ePort Edge®

Intelligent Vending®

PC Express®

SnackMiser®

The Office That Never Sleeps®

TransAct®

USA Technologies & Design®

USALive®

VendingMiser®

VM2iQ®

Pay Dot™

Creating Value Through Innovation™

eSuds™